UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 15, 2008


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-26509                   65-0601272
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 15, 2008, Charles Kite resigned from his position as Senior Vice President and General Counsel of National Coal Corp. (the "Company") for personal reasons.

         In connection with his departure, the Company and Mr. Kite entered into a separation agreement (the "Separation Agreement") effective the same date. As of the effective date of the Separation Agreement and pursuant to its terms, all outstanding vested options to purchase the Company's common stock held by Mr. Kite shall remain exercisable until December 31, 2009.

         In consideration of the benefits to be received by Mr. Kite under the Separation Agreement, Mr. Kite agreed to provide consulting services to the Company until December 31, 2008 and executed a general release of claims in the Company's favor.

         The foregoing description of the Separation Agreement is qualified in its entirety by reference to complete terms and conditions of the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER            DESCRIPTION
                  -------           -----------

                  10.1              Separation  Agreement among Charles Kite and
                                    National   Coal   Corp   and   all   of  its
                                    subsidiaries, effective July 15, 2008.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL COAL CORP.



Date:    July 21, 2008                   By:  /S/ MICHAEL R. CASTLE
                                              ----------------------------------
                                              Michael R. Castle
                                              Chief Financial Officer


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